UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 13, 2006

PANAMSAT HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32456	20-1728720
(Commission File Number)	(IRS Employer Identification No.)

20 Westport Road, Wilton, Connecticut 06897

(Address of Principal Executive Offices) (Zip Code)

(203) 210-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events.

On June 13, 2006, PanAmSat Holding Corporation (the “Company”) issued a press release which contained information regarding the quarterly dividend for the second quarter 2006. A copy of the press release relating to such announcement, dated June 13, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 13, 2006, the Company also issued a press release announcing certain amendments to the offer to purchase and consent solicitation for any and all of its outstanding 10-3/8% Senior Discount Notes due 2014. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Press release dated June 13, 2006
99.2	Press release dated June 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMSAT HOLDING CORPORATION
(Registrant)
Date June 13, 2006	/s/ James W. Cuminale
(Signature)
Name: James W. Cuminale Title: Executive Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated June 13, 2006
99.2	Press Release dated June 13, 2006